                                                                   Exhibit 10.53

                              MAY 2004 AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS MAY 2004 AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made and entered into as of the 1st day of May, 2004, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS


(A) Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as such Loan and Security Agreement has been amended, including, without limitation, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower, (iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower, (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1997, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower, (x) that certain Tenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed in November of 1998, by Lender and Borrower; (xi) that certain Eleventh Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed March 14, 2000, by Lender and Borrower, (xii) that certain Twelfth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed October 15, 2000, by Lender and Borrower, (xiii) that certain Thirteenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents and Limited Waiver entered into on October 19, 2001, by Lender and Borrower, (xiv) that certain letter agreement, dated December 14, 2001, by and between Lender and Borrower, (xv) that certain Fourteenth

Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, entered into on March 11, 2002, by Lender and Borrower, (xvi) that certain November 2002 Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, entered into on November 26, 2002, by Lender and Borrower, (xvii) that certain waiver and amendment letter agreement, dated May 29, 2003, entered into by Lender and Borrower, and (xviii) that certain amendment letter agreement, dated September 10, 2003, executed by Lender and Borrower (as amended, the "Loan Agreement").

         (B) Borrower has requested (i) that Lender consent to the $940,000 Distribution recently made by Lowrance to its shareholders in the form of a cash dividend, such Distribution having been made in connection with the fiscal year of Lowrance which will end July 31, 2004 (the "$940,000 Distribution"), and (ii) that Lender waive the covenant embodied in Section 9.2(J) of the Loan Agreement to the extent such covenant would be deemed violated solely due to the making of the $940,000 Distribution by Lowrance.

         (C) Borrower has requested (i) that Lender consent to the secondary public offering of the capital stock of Lowrance which is anticipated to close during the summer of 2004 (the "Lowrance Secondary Offering"), (ii) that Lender waive any covenants embodied in the Loan Agreement to the extent such covenants would be deemed violated solely due to the consummation of the Lowrance Secondary Offering, and (iii) that effective upon the consummation of the Lowrance Secondary Offering, Borrower and Lender delete Section 11.1(K) Change of Ownership of the Loan Agreement.

         (D) Pursuant to the terms and conditions of this Amendment, (i) Lender is willing to consent to the making of the $940,000 Distribution by Lowrance and to waive the covenant embodied in Section 9.2(J) of the Loan Agreement to the extent such covenant would be deemed violated solely due to the making of the $940,000 Distribution by Lowrance, (ii) Lender is willing to consent to the consummation of the Lowrance Secondary Offering and to waive any covenants embodied in the Loan Agreement to the extent they would be deemed violated solely due to the consummation of the Lowrance Secondary Offering, and effective upon consummation of the Lowrance Secondary Offering, to agree with Borrower to the deletion of Section 11.1(K) Change of Ownership of the Loan Agreement, and
(iii) Borrower and Lender are willing to further amend the Loan Agreement, all as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         2.01 AMENDMENT TO SECTION 3.1(A) OF THE LOAN AGREEMENT. Effective as of May 1, 2004, Section 3.1(A) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Applicable Annual Rate'): (i) (a) each Term Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to 2.50% above the LIBOR Base Rate and (b) each Term Loan which is a Base Rate Loan shall bear interest at a rate per annum equal to 0.25% above the Base Rate, and (ii) (a) each Revolving Credit Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to 2.50% above the LIBOR Base Rate and (b) each Revolving Credit Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to 0.25% above the Base Rate. Interest rate on each Base Rate Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The interest rate on each Loan shall be calculated daily, based on the actual days elapsed over a 360 day year. Further, for the purpose of computing interest, all items of payment received by Lender shall be applied by Lender (subject to final payment of all drafts and other items received in form other than immediately available funds) against the Obligations on the first Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with Section 3.6."

         2.02 DELETION OF SECTION 11.1(K) OF THE LOAN AGREEMENT. Effective as of the date of consummation of the Lowrance Secondary Offering, Section 11.1(K) of the Loan Agreement is hereby deleted in its entirety; provided, however, that in addition to any of the other terms and conditions of this Amendment, a condition precedent to the deletion of Section 11.1(K) of the Loan Agreement is consummation of the Lowrance Secondary Offering and that until the date, if ever, of the consummation of the Lowrance Secondary Offering, Section 11.1(K) of the Loan Agreement shall remain in full force and effect.

         2.03 AMENDMENT FEE. In consideration for the agreements of Lender contained herein but subject to Section 3.1(D) of the Loan Agreement, Borrower agrees to pay Lender a fee of $5,000. Such fee shall be due and payable and shall be fully earned as of the date of execution of this Amendment.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; and (ii) such additional documents, instruments and information as Lender or its legal counsel may request;

                  (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender;

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                  (e) Lender shall have received, in immediately available funds, payment of the fee described in Section 2.03 of this Amendment.

                                   ARTICLE IV
                     CONSENT TO $940,000 DISTRIBUTION AND TO
                   CONSUMMATION OF LOWRANCE SECONDARY OFFERING

         4.01 CONSENT TO $940,000 DISTRIBUTION. Subject to the satisfaction of the conditions precedent specified in Article III of this Amendment and the other terms, conditions and provisions of this Amendment, Lender (a) consents to the $940,000 Distribution, and (b) waives the covenant embodied in Section 9.2(J) of the Loan Agreement to the extent that such covenant would be violated solely due to the consummation of the $940,000 Distribution.

         4.02 CONSENT TO LOWRANCE SECONDARY OFFERING. Subject to the satisfaction of the conditions precedent specified in Article III of this Amendment, and the other terms, conditions and provisions of this Amendment, Lender (a) consents to the consummation of the Lowrance Secondary Offering and
(b) waives the covenants embodied in the Loan Agreement to the extent that such covenants would be violated solely due to the consummation of the Lowrance Secondary Offering.

         4.03 LIMITED NATURE OF CONSENTS. The making of the $940,000 Distribution and consummation of the Lowrance Secondary Offering (collectively, the "Transactions") in accordance with the terms, conditions and provisions of this Amendment shall not constitute a Default or an Event of Default. The foregoing consents described above in Section 4.01 and Section 4.02 are strictly limited to the Transactions as described and limited by this Amendment, and, except as otherwise specifically provided for in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                   ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                                    "LENDER"

                                    FLEET CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    "BORROWER"

                                    LOWRANCE ELECTRONICS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LEI EXTRAS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    LOWRANCE CONTRACTS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    SEA ELECTRONICS, INC.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------